SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 20, 2006
Triad Financial Corporation
(Sponsor with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Automobile Receivables Trust 2006-A
(Issuing Entity with respect to Securities)
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation of Issuing Entity)	333-125925 (Commission File Number)	20-3960549 (I.R.S. Employer Identification Number of Issuing Entity)

Mike L. Wilhelms Triad Financial Corporation 7711 Center Avenue Huntington Beach, California (Address of principal executive offices)		92647 (Zip Code)
Registrant’s Telephone Number, including area code: (714) 373-8300
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Incorporation of Certain Documents by Reference
     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 15, 2005; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2005 and for the three- and nine-month periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the Commission on November 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005), and the Current Reports on Form 8-K filed with the Commission on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005, August 2, 2005, December 5, 2005, and December 9, 2005 and the information deemed to be filed under Item 2.02 contained in Ambac Financial Group’s Current Report on Form 8-K dated and filed on October 19, 2005, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into the registration statement and prospectus supplement and shall be deemed to be a part hereof.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit:
          23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC
Dated: January 23, 2006	By:	/s/ Orlando Figueroa
		Name:	Orlando Figueroa
		Title:	Manager

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.